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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT of 1934


                                  ------------


      Date of Report (Date of earliest event reported): February 26, 1997

                          Hollinger International Inc.
               (Exact name of registrant as specified in charter)


           Delaware                    0-24004             95-3518892
   ------------------------          ------------       ----------------
       (State or other               (Commission          (IRS employer
   jurisdiction of incorp.)          file number)       identification no.)


401 North Wabash Avenue,
Chicago, Illinois                                 60611
(Address of principal executive offices)       (Zip code)


Registrant's telephone number, including area code: (312) 321-2299


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ITEM 5.  OTHER EVENTS.

     On February 26, 1997, Hollinger International Inc. (the "Company") announced its results of operations for the fourth quarter and year ended
December 31, 1996. A copy of the press release announcing the Company's results is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired. Not applicable.

     (b)  Pro forma financial information. Not applicable.

     (c)  Exhibits.

          99.1 Press Release Dated February 26, 1997.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        HOLLINGER INTERNATIONAL INC.


                                        By:  /s/ KENNETH L. SEROTA
                                             ---------------------
                                                 Kenneth L. Serota

                                                 Title:  Vice President --
                                                         Law and Finance

Date: February 28, 1997
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                                 EXHIBIT INDEX


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
Exhibit                                                           Sequential
  No.                              Document                        Page No.
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
  99.1              Press Release Dated February 26, 1997